BLACKROCK FUNDSSM

SUPPLEMENT DATED MARCH 2, 2006

TO THE INSTITUTIONAL CLASS PROSPECTUSES DATED JANUARY 31, 2006 OF THE EQUITY, BOND AND MONEY MARKET PORTFOLIOS

BUYING SHARES

This section is amended to reflect the fact that Institutional Shares also are offered without a sales charge, at the Fund’s sole discretion, to investors in selected fee-based programs.

HOW MUCH IS THE MINIMUM INVESTMENT?

The last paragraph in this section is amended to read in its entirety as follows:

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund has investment minimums for shareholders investing through selected fee-based programs. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.